UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 20, 2007

ESCHELON TELECOM, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50706	41-1843131
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

730 Second Avenue
Minneapolis, MN	55402
(Address of Principal Executive	(Zip Code)
Offices)

Registrant’s telephone number, including area code: (612) 376-4400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On April 20, 2007, Eschelon Telecom, Inc. issued a press release announcing that Eschelon and Integra Telecom Holdings, Inc., each filed the required Notification and Report forms with the Federal Trade Commission and the Department of Justice, on April 17, 2007 and the required filing fee was paid. The 30-day waiting period will expire on May 17, 2007, unless the parties receive early termination of the waiting period.  The waiting period can be extended if the parties receive a request for additional information from the Federal Trade Commission or the Department of Justice.  A copy of the press release dated April 20, 2007, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

The Company plans to file with the SEC and mail to its stockholders a Definitive Proxy Statement in connection with the transaction. The Definitive Proxy Statement will contain important information about the Company, Integra, the Merger and related matters. Investors and security holders are urged to read the Definitive Proxy Statement carefully when it is available.

Investors and security holders will be able to obtain free copies of the Definitive Proxy Statement and other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov.  Free copies of the Definitive Proxy Statement, when available, may also be obtained from the Company and free copies of the Company’s other filings with the SEC may also be obtained from the Company.  Free copies of the Company filings may be obtained by sending a written request to Investor Relations, Eschelon Telecom, Inc. 730 Second Ave. Minneapolis, MN 55402.  In addition, investors and security holders may access copies of the documents filed with the SEC by the Company on its website at www.eschelon.com, under the links “Investor Relations—SEC Filings” when they become available.

Eschelon and its officers and directors may be deemed to be participants in the solicitation of proxies with respect to the proposed transaction. Information regarding such individuals is included in Eschelon’s proxy statements and Annual Reports on Form 10-K previously filed with the Securities and Exchange Commission and will be included in the proxy statement relating to he proposed transaction when it becomes available.

 Item 9.01.   Financial Statements and Exhibits.

(d)  Exhibits

Press Release issued by Eschelon Telecom, Inc. on April 20, 2007 attached to this Report, which is incorporated herein by reference in its entirety.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2007	ESCHELON TELECOM, INC.

	By:	/s/ RICHARD A. SMITH
	Name:	Richard A. Smith
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Eschelon Telecom, Inc. on April 20, 2007 attached to this Report, which is incorporated herein by reference in its entirety.